EXHIBIT 10.03
FOUR CORNERS PROJECT OPERATING AGREEMENT AMENDMENT NO. 13

1.	PARTIES:

The parties to this Amendment No. 13 (this “Amendment”) to the Four Corners Project Operating Agreement (the “Operating Agreement”) are: ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation; EL PASO ELECTRIC COMPANY, a Texas corporation; PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district, organized and existing under the laws of the State of Arizona; SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation; and TUCSON ELECTRIC POWER COMPANY, an Arizona corporation, formerly known as Tucson Gas & Electric Company (collectively, hereinafter referred to as the “Participants”).

2.	RECITALS:

This Amendment is made with reference to the following facts, among others:

2.1.
The Operating Agreement has been amended by Amendment No. 1, dated August 5, 1974; Amendment No. 2, dated September 1, 1975; Amendment No. 3, dated March 23, 1981; Amendment No. 4, dated January 21, 1982; Amendment No. 5, dated January 11, 1982; Amendment No. 6, dated February 25, 1982; Amendment No. 7, dated January 1, 1983; Amendment No. 8, dated July 5, 1989; Amendment No. 9, dated October 6, 1989; Amendment No. 10, dated May 30, 1991;

Amendment No. 11, dated May 23, 1997; and Amendment No. 12, dated February 3, 2000.

2.2
The Participants wish to now amend or otherwise modify the Operating Agreement in order to create a Switchyard Engineering and Operating Committee that will, in lieu of the Engineering and Operating Committee, oversee the operation and maintenance of the Switchyard Facilities, as provided for in this Amendment.

2.3	Capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Operating Agreement.

3.	AGREEMENT:

For and in consideration of the premises and the mutual obligations of, and undertakings by, the Participants, as hereinafter provided in this Amendment, the Participants agree as follows:

4.	DEFINITIONS:

The term “Switchyard Facilities” shall have the meaning given to it in Section 5.72 of the Operating Agreement. Exhibit 1 of this Amendment, however, is included as a reference with respect to the ownership percentages of the Switchyard Facilities.

5.	COORDINATION COMMITTEE; CHANGE IN SCOPE OF RESPONSIBILITIES:
The Operating Agreement is hereby amended by adding the following to Section 7.2:

7.2.5.	Exercise general supervision over the Switchyard Engineering and Operating Committee.

7.2.6.	Consider and act upon all matters referred to the Coordination Committee by the Switchyard Engineering and Operating Committee.

6.	ENGINEERING AND OPERATING COMMITTEE; CHANGE IN SCOPE OF RESPONSIBILITIES:

Section 8 of the Operating Agreement is hereby amended by adding the following to the end of Section 8.1:
The Engineering and Operating Committee’s functions and responsibilities set forth in this Operating Agreement shall no longer apply to the Switchyard Facilities, to the extent the continued application of such functions and responsibilities to the Switchyard Facilities after the effectiveness of this Amendment would be duplicative of, or inconsistent with, the functions and responsibilities of the Switchyard Engineering and Operating Committee for the Switchyard Facilities under this Operating Agreement or assigned to the Switchyard Engineering and Operating Committee by the Coordination Committee.

7.	SWITCHYARD ENGINEERING AND OPERATING COMMITTEE:

The Operating Agreement is hereby amended by adding Section 8A as follows:
8A.1. The Switchyard Engineering and Operating Committee is hereby established. It shall consist of not more than two representatives designated by each of the Participants. Each such representative shall be authorized by the Participant by whom he or she is designated to act on its behalf, with respect to those matters that are the responsibilities of the Switchyard Engineering and Operating Committee.
8A.2. The Switchyard Engineering and Operating Committee shall be and remain in existence during the term of the Operating Agreement; provided, however, that any action or determination of the Switchyard Engineering and Operating Committee shall require an affirmative vote of all Participants, acting through their respective representatives, that have an ownership interest in that portion of the Four Corners Project that is the subject matter of the action or determination. Only those Participants having an ownership interest in that portion of the Four Corners Project that is the subject matter of an action or determination may participate in the discussions relating to such action or determination; provided, however, that this restriction shall apply only when required by a regulatory authority with jurisdiction over the Participants(s), an applicable code of conduct, or a Participant’s reasonable competitive concerns.
8A.3. The Switchyard Engineering and Operating Committee shall have the following functions and responsibilities for the Switchyard Facilities:

8A.3.1.	Review and approve the following items to the extent related to the performance of Operating Work related to the Switchyard Facilities:

8A.3.1.1.	Practices and procedures for accounting for transmission losses applicable to the Switchyard Facilities.

8A.3.1.2.	The annual capital expenditures budget.

8A.3.1.3.	The annual operating and maintenance budget.

8A.3.1.4.	The written statement of operating and maintenance practices and procedures.

8A.3.1.5.	Planned maintenance schedules.

8A.3.1.6.	Policies for establishing inventories of Emergency Spare Parts, and Materials, and Supplies.

8A.3.1.7.	Statistical and administrative reports, budgets and information, and other similar records, and the form and preparation thereof, to be kept and performed by the Operating Agent.

8A.3.1.8.	Procedures for determining the Capacity of the Switchyard Facilities.

8A.3.1.9.	Procedures for capital and operating and maintenance expenditures.

8A.3.1.10.	Procedures for performance testing.

8A.3.1.11.	Procedures for maintaining complete and accurate Power and Energy accounting, as applicable to the Switchyard Facilities only.

8A.3.1.12.	In consultation with the Operating Agent and Engineering and
Operating Committee, procedures for managing Operating
Emergencies or curtailed operations.

8A.3.2.	In conjunction with the Engineering and Operating Committee, establish the criteria under which Unit 3 will be tripped, in accordance with the Unit Tripping Agreement.

8A.3.3.	Perform such other functions and responsibilities as may be assigned to it from time to time by the Coordination Committee.
8A.4. The Switchyard Engineering and Operating Committee shall have no authority to modify any of the provisions of the Operating Agreement.

8A.5.
The Switchyard Engineering and Operating Committee shall keep written minutes and records of all meetings, and any action or determination made by the Switchyard Engineering and Operating Committee shall be reduced to writing and shall become effective when signed by either representative of each Participant on the Switchyard Engineering and Operating Committee or an authorized alternate except that, in the event of an Operating Emergency, action may be taken or a determination may be made on the basis of oral approvals and such action or determination subsequently shall be reduced to writing.

8A.6.
Each Participant shall notify the other Participants promptly of any change in the designation of its representatives on the Switchyard Engineering and Operating Committee. Any of the Participants may, by written notice to the other Participants, designate an alternate or substitute to act as such representative in the absence of any of its regular members or to act on specified occasions with respect to specified matters.

8A.7. The Switchyard Engineering and Operating Committee shall direct that, pursuant to FERC requirements, an ad hoc committee be formed to review all Participant and third party requests to add facilities or interconnect to the Switchyard Facilities.
8A.8. The Switchyard Engineering and Operating Committee shall have the authority to review and approve requests from any Participant to affix its name to Switchyard Facilities capital items, the granting of such approval only being subject to guidelines to be established by the Switchyard Engineering and Operating Committee as to the manner and location on which the name shall be affixed.

8.	EXECUTION BY COUNTERPARTS:

This Amendment may be executed in any number of counterparts, and upon execution by all of the Participants, the counterparts shall have the same force and effect as an original instrument and as if all of the Participants had signed the same instrument. Any signature page of this Amendment may be detached from any counterpart of this Amendment without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Amendment identical in form hereto but having attached to it one or more signature pages.

9.	EFFECT OF AMENDMENTS:

Except as specifically amended or otherwise modified herein, the Operating Agreement, as previously amended, shall remain in full force and effect.

10.	EFFECTIVE DATE:

This Amendment shall be effective upon the date when executed by all of the Participants.

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11.	SIGNATURE CLAUSE:

The signatories hereto represent that they have been appropriately authorized to enter into this Amendment on behalf of the party for whom they sign. This Amendment is hereby executed as of the 1st day of December, 2010.
ARIZONA PUBLIC SERVICE COMPANY

By _______________________

Its _______________________

EL PASO ELECTRIC COMPANY

By _______________________

Its _______________________

PUBLIC SERVICE COMPANY OF NEW MEXICO

By _______________________

Its _______________________

SOUTHERN CALIFORNIA EDISON COMPANY

By ______________________

Its ______________________

TUCSON ELECTRIC POWER COMPANY

By _____________________

Its _____________________

Review by SRP Legal Services        SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT

By:______________________        By: ______________________

Printed Name:_____________        Its: ______________________

11. SIGNATURE CLAUSE:

ARIZONA PUBLIC SERVICE COMPANY

By ______________________

Its ______________________

Reviewed and Approved
Legal Department

11-29-10

EL PASO ELECTRIC COMPANY

By [signature]

Its Vice President, PM&F

PUBLIC SERVICE COMPANY OF NEW MEXICO

By ______________________

Its ______________________

SOUTHERN CALIFORNIA EDISON COMPANY

By ______________________

Its ______________________

TUCSON ELECTRIC POWER COMPANY

By ______________________

Its ______________________

Review by SRP Legal Services

By: ______________________

Printed Name: ______________________

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By: ______________________

Its: ______________________

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